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                                                                    Exhibit 99.8


                                 ASSIGNMENT AGREEMENT


     This ASSIGNMENT AGREEMENT is made on August 21, 1998 by German American Capital Corporation, a Maryland corporation ("GACC"), to GMAC Commercial Mortgage Securities, Inc., a Delaware corporation (the "Depositor").

     WHEREAS, GMAC Commercial Mortgage Corporation ("GMACCM") sold certain mortgage loans (the "GACC Mortgage Loans") to GACC pursuant to a certain Mortgage Loan Purchase Agreement (the "GACC Purchase Agreement"), dated as of March 31, 1998.

     WHEREAS, GACC intends to sell certain of the GACC Mortgage Loans (the "Mortgage Loans") to the Depositor and the Depositor intends to transfer the Mortgage Loans, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, GMACCM as master servicer and special servicer, LaSalle National Bank as trustee (in such capacity, the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement.

     WHEREAS, GMACCM and GACC, in connection with the transactions described above, entered into a Supplemental Agreement, dated as of August 21, 1998 (the "Supplemental Agreement"), which amended and supplemented certain of the provisions of the GACC Purchase Agreement as they relate to the Mortgage Loans in order to facilitate such transactions.

     WHEREAS, as a condition precedent to the consummation of the transactions described above, including, without limitation, the receipt by GACC of a ratable portion of the proceeds of the sale of the Certificates, it is required that GACC assign to the Depositor all of GACC's right, title and interest in and to the Supplemental Agreement.

     NOW, THEREFORE, GACC, for and in consideration of good and valuable consideration, does hereby assign to the Depositor all of GACC's right, title and interest in and to the Supplemental Agreement.


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     IN WITNESS WHEREOF, GACC and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first written above.


                                   GERMAN AMERICAN CAPITAL CORPORATION


                                   By: /s/ Steven K. Palmer
                                      ------------------------------------------
                                   Name:  Steven K. Palmer
                                        ----------------------------------------
                                   Title: Authorized Signatory
                                         ---------------------------------------


                                   By: /s/ John Vaccaro
                                      ------------------------------------------
                                   Name:  John Vaccaro
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------



                                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                   By: /s/ David Lazarus
                                      ------------------------------------------
                                   Name:  David Lazarus
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------




Acknowledged By:

GMAC COMMERCIAL MORTGAGE CORPORATION


By: /s/ David Lazarus
   -------------------------------------
Name:  David Lazarus
     -----------------------------------
Title: Vice President
      ----------------------------------


                                     S-1                 1998-C2 GACC Assignment